UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS Global Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investments in securities of foreign issuers, including issuers of emerging markets, present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets, especially emerging markets, generally exhibit greater price volatility and are less liquid than the US market. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. Moreover, this fund is "nondiversified" and can take larger positions in fewer issuers, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.53%, 2.48% and 2.41% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.92%	3.83%	5.52%	5.04%
Class B	4.96%	2.96%	4.65%	4.19%
Class C	5.08%	2.97%	4.66%	4.21%
Citigroup World Government Bond Index+	9.42%	4.16%	7.41%	5.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/07	$ 9.97	$ 9.97	$ 9.97
10/31/06	$ 9.67	$ 9.67	$ 9.66
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .25	$ .17	$ .17
October Income Dividend	$ .0209	$ .0146	$ .0146
SEC 30-day Yield as of 10/31/07++	2.45%	1.82%	1.81%
Current Annualized Distribution Rate as of 10/31/07++	2.52%	1.76%	1.76%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.31%, 1.61% and 1.62% for Class A, B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.38%, 1.55% and 1.57% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Global Income Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	76	of	107	71
3-Year	58	of	93	62
5-Year	64	of	85	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,115	$10,688	$12,490	$15,617
	Average annual total return	1.15%	2.24%	4.55%	4.56%
Class B	Growth of $10,000	$10,196	$10,723	$12,450	$15,073
	Average annual total return	1.96%	2.35%	4.48%	4.19%
Class C	Growth of $10,000	$10,508	$10,918	$12,558	$15,104
	Average annual total return	5.08%	2.97%	4.66%	4.21%
Citigroup World Government Bond Index+	Growth of $10,000	$10,942	$11,300	$14,298	$17,709
	Average annual total return	9.42%	4.16%	7.41%	5.88%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances (Please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestments of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.29% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/07
DWS Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	6.09%	4.10%	5.79%	5.31%
Citigroup World Government Bond Index+	9.42%	4.16%	7.41%	5.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 9.96
10/31/06	$ 9.66
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .28
October Income Dividend	$ .0230
SEC 30-day Yield as of 10/31/07++	2.78%
Current Annualized Distribution Rate as of 10/31/07++	2.77%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.70% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.69% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Global Income Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	74	of	107	69
3-Year	52	of	93	56
5-Year	62	of	85	73
10-Year	25	of	55	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,609	$11,280	$13,248	$16,776
	Average annual total return	6.09%	4.10%	5.79%	5.31%
Citigroup World Government Bond Index+	Growth of $10,000	$10,942	$11,300	$14,298	$17,709
	Average annual total return	9.42%	4.16%	7.41%	5.88%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,039.10	$ 1,034.00	$ 1,035.10	$ 1,040.50
Expenses Paid per $1,000*	$ 7.30	$ 11.13	$ 11.08	$ 6.02
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,018.05	$ 1,014.27	$ 1,014.32	$ 1,019.31
Expenses Paid per $1,000*	$ 7.22	$ 11.02	$ 10.97	$ 5.96
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Bond Fund	1.42%	2.17%	2.16%	1.17%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, in the fund's subadvisor. As the subadvisor, AAMISL, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMISL provides a full range of international investment advisory services to institutional and retail clients.

AAMISL is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMISL is located at One Bow Churchyard, London EC4M 9HH, United Kingdom.

Portfolio Management Team

The following members of the portfolio management team handle the day-to-day management of DWS Global Bond Fund.

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management 1991. Head of Emerging Markets.

BSc from London School of Economics.

Annette Fraser

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.

MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

Over 20 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.

Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

Stephen Ilott

Head of Fixed Income and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.

Joined the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.

Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship

Head of Global Interest Rates and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.

Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.

BA from University of Strathclyde.

Matthew Cobon

Head of Currency and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

BA from Warwick University.

In the following interview, the portfolio management team (Brett Diment, Annette Fraser, Anthony Fletcher, Nik Hart, Stephen Ilott, Ian Winship, and Matthew Cobon) discusses DWS Global Bond Fund's strategy and the market environment during the 12-month period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the global bond markets perform during the 12-month reporting period?

A: The past year can be divided into two distinct periods — the first covering the interval from the beginning of November through the end of June; the second consisting of July through October. The first phase was characterized by continued strength in the global economy, rate increases from central banks worldwide, and a strong appetite for risk among investors. This backdrop resulted in underperformance for the sovereign bonds of the developed nations, and outperformance for non-government bonds, high-yield bonds and emerging- market debt.

This environment changed rapidly during the summer, setting the stage for an entirely different set of results within the bond market. The catalyst for this shift was US housing market weakness and the rapid rise in defaults in the subprime segment of the US mortgage market. Investors rapidly repriced the risk in securities tied to subprime mortgages, causing the value of these investments to collapse. This development, in turn, caused risk aversion to soar and prompted investors to hoard cash. The resulting credit crunch sparked a "flight to quality" in which investors sold higher-risk securities and moved their money into government bonds, reversing the performance trends that characterized the first eight months of the reporting period. Additionally, yield curves steepened around the world, meaning that short-term bonds outperformed their longer-term counterparts — another reversal of a longstanding trend. Finally, this portion of the year also was characterized by a reversal of the "commodity and carry trade," in which investors borrow in lower-yielding countries — such as Japan and Switzerland — to invest in higher-yielding countries such as Canadian and New Zealand. This shift resulted in underperformance for countries that had previously been beneficiaries of the carry trade.

These events, in combination with the subprime crisis, prompted aggressive action from the US Federal Reserve Board (the Fed) and the European Central bank, which injected additional liquidity into the financial system in order to restore confidence. Most prominent among the central bank moves was the Fed's decision to cut its discount rate — or the emergency rate at which the Fed is willing to lend money to banks — by a full percentage point, along with its reduction of the benchmark federal funds rate by 0.75%. Investors quickly regained confidence as a result, leading to a rally in high-yield, non-government bonds, and emerging markets debt and reversing the flight to quality that occurred in the summer. While the higher-risk segments of the bond market recovered a great deal of lost ground in this rebound, the market environment remained characterized by a higher level of uncertainty and a heightened focus on risk among investors.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares during the 12 months ended October 31, 2007, was 5.92%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return trailed the 9.42% return of its benchmark, the Citigroup World Government Bond Index, as well as the 7.36% average return of the 107 funds in its Lipper peer group, the Global Income Funds category.1,2

1 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.
2 The Lipper Global Income Funds Category: Funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one which may be the United States. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's positioning had the most important impact on performance?

A: In a reflection of conditions in the broader market, the fund's performance can also be discussed in terms of two distinct periods. During the first, November through June, the fund lagged its peers due largely to the fact that it was positioned too conservatively. Specifically, it held no position in investment-grade corporates or high-yield bonds and was instead mostly invested in developed-market government bonds. However, during the portion of the year in which investors' risk aversion dominated market performance, the fund's non-weighting in high-yield proved to be a significant positive to performance. The fund also was helped by the fact that 90% of its assets were invested in government issues, which positioned it to benefit from the flight into higher-quality securities. The result was that the fund picked up ground relative to its peer group in the second half of the annual reporting period. Unfortunately, this was not enough to offset the underperformance that had occurred previously.

Despite the selloff in emerging market bonds late in the period, the fund gained a modest benefit from its weighting in this area. As of the end of the period, the fund held about 10% of net assets in emerging debt. As of October 31, 2007, we held a broad swath of mostly dollar-denominated emerging debt via investments in a wide range of countries across the asset class.

The fund also was helped by its positioning with regard to interest rate risk. During the first half of the year, the fund's interest-rate risk was lower than that of its benchmark, reflecting the backdrop of strong global growth and a policy of interest-rate tightening by most of the world's central banks. Given the fact that yields did indeed climb (as prices fell) during this phase, this positioning proved helpful to performance. Once the flight to quality began, we quickly moved to bring the fund's interest rate risk back to normal levels, allowing it to gain the full benefit from the rally in government issues.

Turning our attention to the fund's currency positioning, performance relative to the benchmark was hurt by the fact that we held a higher weight in the weak US dollar. In addition, we sought to take the opposite side of the "commodity and carry trade" mentioned earlier by establishing overweights in currencies pressured by this trade — such as the Japanese yen and Swiss franc — and maintaining underweights in the beneficiaries, such as the Canadian and New Zealand dollar, both of which we believed are overvalued.3 While this positioning hurt performance prior to June, it subsequently helped when rising risk aversion caused these trades to reverse.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Another negative for performance was the fund's underweight in Japan from the beginning of the period through the summer. Our thinking was that the country's economic growth would come in stronger than expected, weighing on bond market performance. This proved incorrect, however, as growth in fact remained sluggish and the market continued to outperform. We brought this underweight up to a neutral weighting in July, eliminating this drag on performance.

Finally, we added value by overweighting the United States and establishing a corresponding underweight in Europe. The basis for this move was that slower growth in the United States meant that its bond market offered value relative to Europe, where growth was exceeding expectations. The US market did in fact outperform, rewarding this element of the fund's positioning. We elected to close out this trade during the summer.

Q: What is your overall outlook, and how is that reflected in the fund's positioning?

A: As the fiscal year drew to a close, the portfolio held a broadly neutral positioning relative to the benchmark. Put another way, we had no bets on any particular area of the global bond markets with the exception of a "steepener" trade in the United States. This positioning, which is designed to benefit if long-term bonds underperform short-term issues (i.e. if the yield curve "steepens"), consists of an overweight in the two-year note and a corresponding underweight in the 10-year.4 Aside from this, we are carefully watching for opportunities to selectively establish overweights in certain markets. However, as of the close of the period, the recent rally in government bonds meant that most markets were too expensive to warrant this change to the fund's positioning as of yet.

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

We continue to look for opportunities to take advantage of steeper global yield curves. At the same time as most central banks appear focused on promoting growth via lower interest rates, inflation is becoming more of a threat. In our view, this dichotomy should result in a continued steepening of yield curves worldwide.

As of the end of the period, we had positioned the fund based on our view that the central banks in Japan and Europe are unlikely to cut interest rates, while the Bank of England appears more likely to reduce rates. In the United States, meanwhile, we feel that while additional rate cuts may be forthcoming, they are not likely to happen as soon as the market is anticipating. We also remained alert for opportunities to add non-government bonds and high-yield securities to the fund's mix of bond holdings. While these asset classes have faced continued pressure due to liquidity constraints and heightened investor uncertainty, we believe the recent volatility has made yield spreads more attractive.5

Overall, we will continue to use fundamental research and an emphasis on value to find opportunities in the global fixed income markets. We encourage investors to remain focused on the potential diversification provided by holding a portion of their portfolios in global bonds, especially during times of financial market turmoil.

5 Liquidity in this sense refers to how easily securities in a particular market can be traded. The yield spread is the difference in yield between emerging markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance.

Portfolio Summary

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/07	10/31/06

Japan	26%	23%
Germany	21%	18%
US	8%	18%
Netherlands	7%	—
Austria	6%	1%
United Kingdom	5%	6%
France	5%	14%
Sweden	3%	2%
Argentina	1%	2%
Belgium	—	5%
Other	18%	11%
	100%	100%
Interest Rate Exposure	10/31/07	10/31/06

Euro	41%	40%
Japan	25%	23%
US	15%	24%
Other Europe	8%	10%
Other Dollar Bloc	11%	3%
	100%	100%
Currency Exposure(a)	10/31/07	10/31/06

US	57%	61%
Japan	17%	19%
Euro	14%	13%
Other Europe	8%	2%
Other Dollar Bloc	4%	5%
	100%	100%
(a) Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 78.2%
Argentine Peso 0.1%
Central Bank of Argentina, 2.0%, 2/4/2018 (Cost $109,387)	230,000	88,163
British Pound 5.2%
European Investment Bank, 4.875%, 9/7/2016	750,000	1,503,677
United Kingdom:
4.0%, 9/7/2016	905,000	1,757,815
4.25%, 6/7/2032	860,000	1,694,854
4.25%, 3/7/2036	350,000	694,206
8.0%, 6/7/2021	435,000	1,178,196
(Cost $6,568,636)		6,828,748
Canadian Dollar 1.4%
Government of Canada:
5.0%, 6/1/2014	580,000	640,041
Series WL43, 5.75%, 6/1/2029	970,000	1,216,677
(Cost $1,545,625)		1,856,718
Euro 39.9%
Aviva PLC, 5.7%, 9/29/2049	450,000	645,107
BA Credit Card Trust, Series 03A5, 4.15%, 4/19/2010	900,000	1,285,523
Bank Nederlandse Gemeenten NV, 4.0%, 3/2/2009	3,000,000	4,320,225
Bundesrepublic Deutschland:
Series 04, 4.25%, 7/4/2014	1,620,000	2,354,604
Series 03, 4.75%, 7/4/2034	4,340,000	6,504,600
Series 02, 5.0%, 1/4/2012	6,060,000	9,054,720
Series 00, 5.25%, 1/4/2011	2,750,000	4,111,022
Series 00, 5.5%, 1/4/2031	910,000	1,498,085
Buoni Poliennali Del Tesoro:
5.25%, 8/1/2017	810,000	1,244,581
6.0%, 5/1/2031	450,000	760,712
6.5%, 11/1/2027	460,000	814,405
Government of France:
2.5%, 7/12/2010	380,000	527,599
3.5%, 4/25/2015	430,000	593,159
4.25%, 10/25/2023	2,650,000	3,722,536
5.0%, 10/25/2016	510,000	775,927
Kreditanstalt fuer Wiederaufbau, 3.5%, 4/17/2009	1,700,000	2,439,706
Rabobank Nederland-Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Series 1511, 3.75%, 9/15/2009	3,000,000	4,291,587
Republic of Austria, 144A, 4.0%, 9/15/2016	4,940,000	6,996,042
(Cost $48,727,526)		51,940,140
Hungarian Forint 1.8%
Government of Hungary, Series 09-F, 6.5%, 8/12/2009 (Cost $2,185,777)	406,000,000	2,318,293
Japanese Yen 24.5%
Government of Japan:
Series 50, 0.8%, 9/20/2010	468,000,000	4,039,567
Series 269, 1.3%, 3/20/2015	1,035,000,000	8,952,586
Series 235, 1.4%, 12/20/2011	811,000,000	7,138,494
Series 256, 1.4%, 12/20/2013	442,000,000	3,875,604
Series 214, 1.8%, 9/21/2009	270,000,000	2,383,805
Series 64, 1.9%, 9/20/2023	55,000,000	470,760
Series 73, 2.0%, 12/20/2024	42,000,000	359,691
Series 13, 2.0%, 12/20/2033	112,000,000	896,643
Series 74, 2.1%, 12/20/2024	437,000,000	3,796,810
(Cost $30,685,512)		31,913,960
Malaysian Ringgit 1.6%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 (Cost $1,879,158)	6,900,000	2,089,589
Mexican Peso 0.5%
Mexican Bonds, Series M-20, 8.0%, 12/7/2023 (Cost $648,792)	7,000,000	661,758
Norwegian Krone 0.1%
Government of Norway, 5.5%, 5/15/2009 (Cost $146,788)	850,000	159,484
Swedish Krona 3.1%
Government of Sweden:
Series 1050, 3.0%, 7/12/2016	3,750,000	539,176
Series 1043, 5.0%, 1/28/2009	22,100,000	3,516,767
(Cost $3,724,261)		4,055,943
Total Foreign Denominated Debt Obligations (Cost $96,221,462)		101,912,796

US Dollar Denominated Debt Obligations 15.1%
United States Dollar
Dominican Republic, Series REG S, 9.04%, 1/23/2018 (PIK)	262,315	301,662
Federative Republic of Brazil, 7.125%, 1/20/2037	260,000	300,300
Gaz Capital, Series REG S, 6.51%, 3/7/2022	530,000	518,075
Government National Mortgage Association, 7.0%, with various maturities until 2/15/2029	138,770	145,841
Government of Ukraine, Series REG S, 6.58%, 11/21/2016	580,000	588,700
International Bank for Reconstruction & Development, 5.17%, 7/10/2008	700,000	703,062
Islamic Republic of Pakistan, Series REG S, 6.875%, 6/1/2017	370,000	331,150
Petroleos de Venezuela SA, Series REG S, 5.375%, 4/12/2027	100,000	64,550
Republic of Argentina:
5.389%*, 8/3/2012 (PIK)	490,000	282,730
Series X, 7.0%, 4/17/2017	790,000	669,525
8.28%, 12/31/2033 (PIK)	336,678	340,886
Republic of Colombia, 7.375%, 9/18/2037	510,000	582,420
Republic of Ecuador:
Series REG S, 9.375%, 12/15/2015	260,000	260,000
Series REG S, 10.0%, 8/15/2030	100,000	95,500
Republic of Indonesia, Series REG S, 6.625%, 2/17/2037	1,380,000	1,354,125
Republic of Panama, 6.7%, 1/26/2036	120,000	126,000
Republic of Peru:
6.55%, 3/14/2037	630,000	663,075
7.35%, 7/21/2025	770,000	883,575
Republic of Philippines:
7.75%, 1/14/2031	600,000	684,000
8.25%, 1/15/2014	590,000	664,458
Republic of Turkey, 6.875%, 3/17/2036	890,000	882,257
Republic of Venezuela:
7.65%, 4/21/2025	810,000	767,475
9.25%, 9/15/2027	290,000	317,840
US Treasury Bond, 7.25%, 5/15/2016	2,000,000	2,396,094
US Treasury Notes:
3.5%, 8/15/2009	2,150,000	2,133,875
5.0%, 8/15/2011 (a)	3,500,000	3,623,319
Total US Dollar Denominated Debt Obligations (Cost $18,956,590)		19,680,494

Time Deposit 5.1%
Swiss Franc Time Deposit, 1.98%, 11/5/2007 (Cost $6,640,816)	7,739,206	6,680,945

	Shares	Value ($)

Securities Lending Collateral 2.9%
Daily Assets Fund Institutional, 5.26% (b) (c) (Cost $3,745,000)	3,745,000	3,745,000

Cash Equivalents 0.3%
Cash Management QP Trust, 5.06% (b) (Cost $403,809)	403,809	403,809
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $125,967,677)+	101.6	132,423,044
Other Assets and Liabilities, Net	(1.6)	(2,074,648)
Net Assets	100.0	130,348,396
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2007.
+ The cost for federal income tax purposes was $126,422,976. At October 31, 2007, net unrealized appreciation for all securities based on tax cost was $6,000,068. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,501,466 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $501,398.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2007 amounted to $3,623,319 which is 2.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

As of October 31, 2007, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	279,591	AUD	315,000	1/25/2008	12,301
USD	2,996,854	CHF	3,486,000	1/25/2008	28,746
USD	2,670,223	CNY	19,020,000	7/16/2008	14,366
USD	1,998,000	EUR	1,400,493	1/25/2008	32,705
USD	1,305,695	JPY	150,480,000	1/25/2008	11,740
USD	514,957	PLN	1,328,000	1/25/2008	15,518
Total net unrealized appreciation					115,376
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	1,571,000	USD	1,612,953	1/25/2008	(50,584)
EUR	450,000	USD	651,494	1/25/2008	(1,003)
EUR	924,493	JPY	151,510,000	1/25/2008	(14,055)
EUR	24,000,000	USD	34,299,000	1/25/2008	(500,815)
GBP	3,288,000	USD	6,709,197	1/25/2008	(107,841)
HUF	404,143,000	USD	2,292,880	1/25/2008	(26,335)
JPY	1,477,305,000	USD	12,908,992	1/25/2008	(24,638)
MXN	7,171,000	USD	658,313	1/25/2008	(9,746)
SEK	23,343,000	USD	3,640,291	1/25/2008	(39,321)
Total net unrealized depreciation					(774,338)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
CNY Chinese Yuan Renminbi
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
MXN Mexican Peso
PLN Polish Zloty
SEK Swedish Krona
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $121,818,868) — including $3,623,319 of securities loaned	$ 128,274,235
Investment in Daily Assets Fund Institutional (cost $3,745,000)*	3,745,000
Investment in Cash Management QP Trust (cost $403,809)	403,809
Total investments, at value (cost $125,967,677)	132,423,044
Foreign currency, at value (cost $742,196)	744,330
Receivable for investments sold	66,290
Interest receivable	1,800,324
Receivable for Fund shares sold	75,438
Unrealized appreciation on forward foreign currency exchange contracts	115,376
Foreign taxes recoverable	537
Other assets	15,572
Total assets	135,240,911
Liabilities
Payable for investments purchased	65,446
Payable upon return of securities loaned	3,745,000
Payable for Fund shares redeemed	36,865
Unrealized depreciation on forward foreign currency exchange contracts	774,338
Accrued management fee	70,006
Other accrued expenses and payables	200,860
Total liabilities	4,892,515
Net assets, at value	$ 130,348,396
Net Assets Consist of:
Undistributed net investment income	674,286
Net unrealized appreciation (depreciation) on: Investments	6,455,367
Foreign currency	(589,812)
Accumulated net realized gain (loss)	(1,584,147)
Paid-in capital	125,392,702
Net assets, at value	$ 130,348,396
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($28,932,493 ÷ 2,902,804 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.97
Maximum offering price per share (100 ÷ 95.5 of $9.97)	$ 10.44

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,934,070 ÷ 193,936 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.97

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,120,439 ÷ 413,383 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.97
Class S Net Asset Value, offering and redemption price(a) per share ($95,361,394 ÷ 9,576,311 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.96
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Interest (net of foreign taxes withheld of $3,480)	$ 4,683,269
Interest — Cash Management QP Trust	195,503
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	21,679
Total Income	4,900,451
Expenses: Investment management fee	887,462
Administration fee	134,278
Distribution and service fees	120,942
Services to shareholders	333,366
Custodian fee	55,174
Professional fees	113,210
Directors' fees and expenses	6,778
Reports to shareholders	68,238
Interest expense	120,975
Registration fees	58,380
Other	14,533
Total expenses before expense reductions	1,913,336
Expense reductions	(242,959)
Total expenses after expense reductions	1,670,377
Net investment income	3,230,074
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,995,075
Foreign currency	(4,443,678)
551,397
Change in net unrealized appreciation (depreciation) on: Investments	3,625,219
Foreign currency	172,719
3,797,938
Net gain (loss)	4,349,335
Net increase (decrease) in net assets resulting from operations	$ 7,579,409

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income	$ 3,230,074	$ 3,400,824
Net realized gain (loss)	551,397	1,003,833
Change in net unrealized appreciation (depreciation)	3,797,938	2,695,861
Net increase (decrease) in net assets resulting from operations	7,579,409	7,100,518
Distributions to shareholders from: Net investment income: Class A	(758,000)	(2,648,621)
Class B	(37,849)	(230,471)
Class C	(52,705)	(270,735)
Class AARP	—	(318,920)
Class S	(2,842,654)	(9,274,522)
Fund share transactions: Proceeds from shares sold	13,292,683	11,789,615
Reinvestment of distributions	3,096,146	10,493,568
Cost of shares redeemed	(34,280,411)	(34,055,589)
Redemption fees	3,619	5,668
Net increase (decrease) in net assets from Fund share transactions	(17,887,963)	(11,766,738)
Increase (decrease) in net assets	(13,999,762)	(17,409,489)
Net assets at beginning of period	144,348,158	161,757,647
Net assets at end of period (including undistributed net investment income of $674,286 and $741,834, respectively)	$ 130,348,396	$ 144,348,158

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 10.01	$ 10.35	$ 10.13	$ 9.58
Income (loss) from investment operations: Net investment income[a]	.22	.21	.17	.22	.25
Net realized and unrealized gain (loss)	.33	.24	(.05)	.42	.65
Total from investment operations	.55	.45	.12	.64	.90
Less distributions from: Net investment income	(.25)	(.79)	(.46)	(.42)	(.35)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.13
Total Return (%)[b]	5.92[c]	4.71[c]	.92[c]	6.71[c]	9.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	31	34	39	40
Ratio of expenses before expense reductions (%)	1.60	1.66	1.51	1.43	1.39
Ratio of expenses after expense reductions (%)	1.40	1.41	1.33	1.31	1.39
Ratio of net investment income (%)	2.25	2.12	1.68	2.12	2.46
Portfolio turnover rate (%)	237	183	224	161	134
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 10.01	$ 10.35	$ 10.14	$ 9.58
Income (loss) from investment operations: Net investment income[a]	.14	.13	.09	.13	.17
Net realized and unrealized gain (loss)	.33	.24	(.06)	.42	.66
Total from investment operations	.47	.37	.03	.55	.83
Less distributions from: Net investment income	(.17)	(.71)	(.37)	(.34)	(.27)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.14
Total Return (%)[b]	4.96[c]	3.93[c]	.06[c]	5.74[c]	8.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	4	5	7
Ratio of expenses before expense reductions (%)	2.38	2.88	2.49	2.43	2.19
Ratio of expenses after expense reductions (%)	2.15	2.23	2.18	2.17	2.19
Ratio of net investment income (%)	1.50	1.30	.83	1.26	1.66
Portfolio turnover rate (%)	237	183	224	161	134
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.66	$ 10.00	$ 10.35	$ 10.14	$ 9.58
Income (loss) from investment operations: Net investment income[a]	.15	.13	.09	.13	.17
Net realized and unrealized gain (loss) on investment transactions	.33	.24	(.07)	.42	.66
Total from investment operations	.48	.37	.02	.55	.83
Less distributions from: Net investment income	(.17)	(.71)	(.37)	(.34)	(.27)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 9.97	$ 9.66	$ 10.00	$ 10.35	$ 10.14
Total Return (%)[b]	5.08[c]	3.94[c]	(.04)[c]	5.76[c]	8.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	4	4	5
Ratio of expenses before expense reductions (%)	2.35	2.51	2.30	2.24	2.17
Ratio of expenses after expense reductions (%)	2.14	2.22	2.17	2.16	2.17
Ratio of net investment income (%)	1.51	1.31	.84	1.27	1.68
Portfolio turnover rate (%)	237	183	224	161	134
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.66	$ 10.00	$ 10.35	$ 10.13	$ 9.57
Income (loss) from investment operations: Net investment income[a]	.24	.23	.20	.24	.27
Net realized and unrealized gain (loss)	.34	.25	(.06)	.43	.67
Total from investment operations	.58	.48	.14	.67	.94
Less distributions from: Net investment income	(.28)	(.82)	(.49)	(.45)	(.38)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 9.96	$ 9.66	$ 10.00	$ 10.35	$ 10.13
Total Return (%)	6.09[b]	5.11[b]	1.16[b]	6.86[b]	9.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	108	115	128	135
Ratio of expenses before expense reductions (%)	1.33	1.41	1.22	1.19	1.14
Ratio of expenses after expense reductions (%)	1.15	1.16	1.08	1.07	1.14
Ratio of net investment income (%)	2.50	2.37	1.93	2.36	2.71
Portfolio turnover rate (%)	237	183	224	161	134
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $1,089,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008, the expiration date, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year ended October 31, 2007, the Fund utilized approximately $1,344,000 of its prior year capital loss carryforward and lost through expiration $1,231,000.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (1,089,000)
Unrealized appreciation (depreciation) on investments	$ 6,000,068

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income*	$ 3,691,208	$ 12,743,269
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $191,497,381 and $201,974,485, respectively. Purchases and sales of US Treasury obligations aggregated $115,319,184 and $132,389,212, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment manager to the Fund.

Pursuant to the Investment Management Agreement with the Advisor for the period from November 1, 2006 through September 30, 2007, the management fee was computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Effective October 1, 2007, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Accordingly, for the year ended October 31, 2007, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.66% of the Fund's average daily net assets.

For the period from November 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.31%
Class B	2.06%
Class C	2.06%
Class S	1.06%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.26%
Class B	2.01%
Class C	2.01%
Class S	1.01%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2007, the Advisor received an Administration Fee of $134,278, of which $10,980 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 67,649	$ 57,344	$ 6,142
Class B	5,540	4,880	642
Class C	6,816	5,989	569
Class S	180,372	174,746	16,286
	$ 260,377	$ 242,959	$ 23,639

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 15,933	$ 1,060
Class C	21,771	2,440
	$ 37,704	$ 3,500

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 70,893	$ 4,727.24%
Class B	5,218	322.25%
Class C	7,127	627.25%
	$ 83,238	$ 5,676

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007 aggregated $2,711.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and Class C shares was $4,544 and $498, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,840, of which $9,060 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	566,042	$ 5,505,126	601,094	$ 5,735,695
Class B	42,195	409,967	60,623	580,407
Class C	202,745	1,985,076	151,121	1,439,552
Class AARP*	—	—	52,323	496,477
Class S	555,892	5,392,514	370,130	3,537,484
		$ 13,292,683		$ 11,789,615
Shares issued to shareholders in reinvestment of distributions
Class A	63,420	$ 614,552	223,022	$ 2,118,759
Class B	3,319	32,181	19,735	187,395
Class C	4,373	42,382	25,068	237,820
Class AARP*	—	—	29,640	280,903
Class S	248,662	2,407,031	807,831	7,668,691
		$ 3,096,146		$ 10,493,568
Shares redeemed
Class A	(895,943)	$ (8,678,061)	(1,070,740)	$ (10,224,435)
Class B	(96,191)	(931,418)	(202,143)	(1,940,266)
Class C	(122,103)	(1,179,598)	(259,761)	(2,479,100)
Class AARP*	—	—	(161,322)	(1,548,779)
Class S	(2,430,479)	(23,491,334)	(1,870,212)	(17,863,009)
		$ (34,280,411)		$ (34,055,589)
Shares converted*
Class AARP	—	$ —	(403,970)	$ (3,815,512)
Class S	—	—	403,330	3,815,512
		$ —		$ —
Redemption fees		$ 3,619		$ 5,668
Net increase (decrease)
Class A	(266,481)	$ (2,558,146)	(246,624)	$ (2,368,733)
Class B	(50,677)	(489,179)	(121,785)	(1,172,133)
Class C	85,015	847,936	(83,572)	(800,320)
Class AARP*	—	—	(483,329)	(4,586,911)
Class S	(1,625,925)	(15,688,574)	(288,921)	(2,838,641)
		$ (17,887,963)		$ (11,766,738)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Bond Fund (the "Fund") at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2007	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Aberdeen Asset Management Investment Services Limited ("AAMISL") in September 2007.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Directors considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to AAMISL is paid by DIMA out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's and AAMISL's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the contractual fee rates paid by the Fund are expected to be higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board noted that DIMA agreed to accept a reduction in the fee rates payable under the Fund's investment management agreement in 2007. The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 3rd quartile of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the three-year period ended December 31, 2006 and has underperformed its benchmark in the one- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and AAMISL. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and AAMISL have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and AAMISL regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or AAMISL, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	73
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS Global Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$75,100	$0	$0	$0
2006	$78,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007